Exhibit 99.1

AMPERCAP ACQUISITION COMPANY

INDEX TO FINANCIAL STATEMENT

Report of Independent Registered Public Accounting Firm	F-2
Balance Sheet as of June 4, 2026	F-3
Notes to Financial Statement	F-4

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

AmperCap Acquisition Company

Opinion on the Financial Statements

We have audited the accompanying balance sheet of AmperCap Acquisition Company (the “Company”) as of June 4, 2026, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of June 4, 2026, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ CBIZ CPAs P.C.

CBIZ CPAs P.C.

We have served as the Company’s auditor since 2025.

New York, NY

June 18, 2026

AMPERCAP ACQUISITION COMPANY

BALANCE SHEET

June 4, 2026

ASSETS
Current assets:
Cash	$3,000
Due from Sponsor	894,103
Prepaid insurance	129,407
Prepaid expenses	10,172
Total current assets	1,036,682
Cash held in Trust Account	126,250,000
TOTAL ASSETS	$127,286,682

LIABILITIES, REDEEMABLE ORDINARY SHARES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$62,123
Accrued offering costs	142,037
Over-allotment liability	97,500
Total Current Liabilities	301,660

Commitments and Contingencies (Note 7)
Ordinary Shares subject to possible redemption, 12,500,000 shares at redemption value of $10.10 per share	126,250,000

Shareholders’ Equity:
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding as of June 4, 2026	—
Ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 5,579,167 issued and outstanding as of June 4, 2026, excluding 12,500,000 shares subject to possible redemption(1)	558
Additional paid-in capital	902,979
Accumulated deficit	(168,515)
Total Shareholders’ Equity	735,022
TOTAL LIABILITIES, REDEEMABLE ORDINARY SHARES AND SHAREHOLDERS’ EQUITY	$127,286,682

(1)	Includes up to 660,870 ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (Note 6). On June 8, 2026, the Underwriter partially exercised its over-allotment option for an additional 1,837,500 Public Units. As a result, 647,653 of these ordinary shares are no longer subject to forfeiture.

The accompanying notes are an integral part of this financial statement.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

NOTE 1. DESCRIPTION OF ORGANIZATION, BUSINESS OPERATIONS AND GOING CONCERN

AmperCap Acquisition Company (the “Company”) is a blank check company incorporated in the Cayman Islands on December 5, 2025. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of June 4, 2026, the Company had not commenced any operations. All activity for the period from December 5, 2025 (inception) through June 4, 2026 relates to the Company’s formation and initial public offering (“Initial Public Offering”). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering and sale of Private Placement Units (defined below). The Company has selected December 31 as its fiscal year end.

The registration statement for the Company’s Initial Public Offering was declared effective on June 2, 2026. On June 4, 2026, the Company consummated the Initial Public Offering of 12,500,000 units (the “Units” and, with respect to the ordinary shares included in the Units sold, the “Public Shares”), generating gross proceeds of $125,000,000 (see Note 3).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 512,500 units as follows: (i) by and among the Company and AmperSPAC LLC (the “Sponsor”) to purchase an aggregate of 247,500 units, (ii) by and between the Company and EarlyBirdCapital, Inc. (the “Underwriter” or “EBC”) for the purchase by the Underwriter of an aggregate of 137,500 units and (iii) by and between the Company and third-party investors for the purchase by the third-party investors of an aggregate of 127,500 units (collectively, the “Private Placement Units”) at a price of $10.00 per unit, generating gross proceeds of $5,125,000 (see Note 4).

Following the closing of the Initial Public Offering on June 4, 2026, an amount of $126,250,000 from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Units was placed in a trust account (the “Trust Account”), to be invested only in U.S. government treasury obligations with maturities of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

Transaction costs related to the issuances described above amounted to $4,059,373, consisting of $2,500,000 of cash underwriting fees, $1,158,975 for the value of the Founder Shares transferred to third party investors and $525,398 of other offering costs, partially offset by the Underwriters’ reimbursement of 125,000. In addition, at June 4, 2026, $894,103 of cash was held by the Sponsor outside of the Trust Account and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete a Business Combination with one or more target businesses that together have an aggregate fair market value of at least 80% of the Trust Account (excluding the amount of deferred underwriting discounts held in the Trust Account and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. Upon the closing of the Initial Public Offering, management has agreed that an amount equal to at least $10.10 per Unit sold in the Initial Public Offering, including the proceeds from the sale of the Private Placement Units, will be held in the Trust Account.

The Company will provide its holders of the outstanding Public Shares (the “Public Shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then held in the Trust Account, plus any interest income earned thereon (initially anticipated to be $10.10 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon completion of a Business Combination with respect to the Company’s share rights. The Public Shares subject to redemption will be recorded at redemption value and classified as temporary equity upon the completion of the Initial Public Offering in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, Distinguishing Liabilities from Equity (“ASC 480”).

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

The Company will proceed with a Business Combination only if a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 6) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or do not vote at all.

Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and the Company does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed to waive redemption rights with respect to any Founder Shares held and any Public Shares they may have acquired during or after the Initial Public Offering in connection with the completion of a Business Combination, except that Public Shares held by the initial shareholders will be subject to mandatory redemption upon any diminution of the Trust Account in connection with an extension, and such shares will be entitled to redemption at a price equal to the per share redemption value then held in the Trust Account in connection therewith.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

The Company will have until March 4, 2028, 21 months from the closing of the Initial Public Offering, or such earlier liquidation date as may be approved by the Company’s board of directors, to complete a Business Combination (the “Completion Period”). However, if the Company anticipates that it may not be able to consummate a Business Combination within 21 months from the closing of the Initial Public Offering, the Company may, but is not obligated to, by resolution of the board if requested by the initial shareholders, extend the period of time to consummate a Business Combination by seeking shareholder approval to amend the Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate the initial Business Combination. If the Company seeks shareholder approval for an extension, holders of Public Shares will be offered an opportunity to redeem their shares, regardless of whether they abstain, vote for, or against, the Company’s initial Business Combination, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (which interest shall be net of amounts not previously released to the Company pursuant to permitted withdrawals), divided by the number of then issued and outstanding Public Shares, subject to applicable law. For the avoidance of doubt, the time to complete a Business Combination shall not be extended beyond 21 months without a shareholder vote. The Underwriter has agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Completion Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company have entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per Public Share due to reductions in the value of the Trust Account assets, in each case less taxes payable and up to $100,000 of interest to pay liquidation expenses, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the Underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Going Concern Consideration

As of June 4, 2026, the Company had a working capital surplus of $735,022. Prior to the completion of the Initial Public Offering, the Company lacked the liquidity it needed to sustain operations for a reasonable period of time, which is considered to be one year from the issuance date of the financial statement. The Company has since completed its Initial Public Offering at which time capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses will be available to the Company for general working capital purposes. The amount of excess funds is currently represented as Due from Sponsor in the amount of $894,103 on the balance sheet as of June 4, 2026. Accordingly, management has since re-evaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations one year from the date the financial statement is issued and therefore substantial doubt has been alleviated.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of a financial statement in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement and the reported amounts of expenses and disclosure of contingent assets and liabilities during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had $3,000 in cash as of June 4, 2026.

Cash Held in Trust Account

As of June 4, 2026, the Company had $126,250,000 in cash held in the Trust Account.

Ordinary Shares Subject to Possible Redemption

The Company’s Ordinary Shares that were sold as part of the Units in the Initial Public Offering contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s Amended and Restated Memorandum and Articles of Association. In accordance with ASC 480, conditionally redeemable ordinary shares (including ordinary shares that have redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that currently, the Company will only redeem its Public Shares. However, the threshold in its Amended and Restated Memorandum and Articles of Association would not change the nature of the underlying shares as redeemable and thus the Public Shares are required to be presented outside of permanent equity. The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value ($10.10 per share as of June 4, 2026) at the end of each reporting period. Such changes are reflected in additional paid-in capital, or in the absence of additional paid-in capital, in accumulated deficit.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

As of June 4, 2026, the ordinary shares reflected in the balance sheet is reconciled in the following table:

Gross proceeds	$125,000,000
Less:
Proceeds allocated to Public Share Rights	(1,387,500)
Proceeds allocated to Over allotment liability	(97,500)
Issuance costs allocated to Ordinary Shares	(2,850,308)
Plus:
Accretion of carrying value to redemption value	5,585,308
Ordinary shares subject to possible redemption	$126,250,000

Offering Costs Associated with the Initial Public Offering

The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A - Expenses of Offering. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction in equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $4,059,373, consisting of 2,500,000 of cash underwriting fees, $1,158,975 for the value of the Founder Shares transferred to third party investors and $525,398 of other offering costs, partially offset by the Underwriters’ reimbursement of 125,000. As such, the Company recorded $2,850,308 of offering costs as a reduction of temporary equity and $1,209,065 of offering costs as a reduction of permanent equity.

Derivative Financial Instruments

The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheet as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date. The underwriters’ over-allotment option is deemed to be a freestanding financial instrument indexed on the contingently redeemable shares and will be accounted for as a liability in accordance with ASC 815-40 if not fully exercised at the time of the Initial Public Offering.

Share Rights

The Company will account for the Public and Private Placement Rights to be issued in connection with the Initial Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and has classified the rights under equity treatment at their assigned values. There were 12,500,000 Public Share Rights and 512,500 Private Placement Rights outstanding as of June 4, 2026.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

Income Taxes

The Company accounts for income taxes under ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statement.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of June 4, 2026. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is considered an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. Consequently, income taxes are not reflected in the Company’s financial statement.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, Fair Value Measurement, approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. US GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

Recently Adopted Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. INITIAL PUBLIC OFFERING

The registration statement for the Company’s Initial Public Offering was declared effective on June 2, 2026. On June 4, 2026, the Company consummated the Initial Public Offering of 12,500,000 Units, generating gross proceeds of $125,000,000. Each Unit consisted of one ordinary share and one right to receive one-tenth (1/10) of one ordinary share (“Public Share Right”). The Company will not issue fractional shares in connection with a conversion of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman Islands law.

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 512,500 Private Placement Units at a price of $10.00 per unit generating gross proceeds of $5,125,000 as follows: (i) by and among the Company and the Sponsor to purchase an aggregate of 247,500 Private Placement Units for an aggregate purchase price of $2,475,000, (ii) by and between the Company and the Underwriters to purchase an aggregate of 137,500 Private Placement Units for an aggregate purchase price of $1,375,000 and (iii) by and between the Company and the third-party investors to purchase an aggregate of 127,500 Private Placement Units for an aggregate purchase price of $1,275,000. The proceeds from the sale of the Private Placement Units were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Units held in the Trust Account will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Units will expire worthless.

NOTE 5. SEGMENT INFORMATION

ASC Topic 280, Segment Reporting, establishes standards for companies to report, in their financial statements, information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker, or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Financial Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reportable segment.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics included in net income or loss and total assets, which include the following:

June 04, 2026
Cash	$3,000
Due from Sponsor	894,103
Prepaid insurance	129,407
Prepaid expenses	10,172
Cash held in Trust Account	126,250,000
Total assets	$127,286,682

The CODM reviews formation, general and administrative expenses to manage and forecast cash to ensure enough capital is available to complete a business combination or similar transaction within the business combination period. The CODM also reviews formation, general and administrative expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. Formation, general and administrative expenses, are the significant segment information provided to the CODM on a regular basis.

The CODM reviews the position of total assets available with the Company to assess if the Company has sufficient resources available to discharge its liabilities. The CODM is provided with details of cash and liquid resources available with the Company.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

On January 6, 2026, the Sponsor was issued 4,791,667 ordinary shares (the “Founder Shares”) for an aggregate price of $25,000 paid to cover certain expenses on behalf of the Company. The Founder Shares include an aggregate of up to 625,000 ordinary shares subject to forfeiture by the Sponsor to the extent that the Underwriter’s over-allotment option is not exercised in full or in part, so that the Sponsor will own, on an as-converted basis, 25% of the Company’s issued and outstanding shares after the Initial Public Offering. On the same day, EBC was issued 275,000 ordinary shares (“EBC Founder Shares”) for an aggregate purchase price, and total consideration of $1,435. Up to 35,870 of the ordinary shares are subject to forfeiture by EBC on a pro rata basis to the extent to which the underwriters’ over-allotment option is not exercised. On June 8, 2026, the Underwriter partially exercised its over-allotment option for an additional 1,837,500 Units. As a result, 647,653 Founder Shares are no longer subject to forfeiture.

Transfer of Founder Shares

At the close of the Initial Public Offering, the Sponsor transferred an aggregate of 1,147,500 Founder Shares to third-party investors (Clear Street LLC, SPAC Sponsor Capital Access, and SPAC Special Opportunity Fund, LP) for an aggregate consideration of approximately $5,987, or approximately $0.005 per share. The Founder Shares were transferred in connection with the investors’ purchase of an aggregate of 127,500 Private Placement Units at a price of $10.00 per unit. Each investor received Founder Shares equal to nine times the number of Private Placement Units purchased.

The transfer of Founder Shares to the third-party investors is not in the scope of FASB ASC Topic 718, Compensation-Stock Compensation (“ASC 718”), as the transfers were made solely to incentivize the investors’ participation in the private placement (risk capital) and there is no indication of services provided in connection with the transfers. Management determined that the transfers represent an offering cost under SAB Topic 5.A, with a corresponding deemed capital contribution from the Sponsor under SAB Topic 5.T. The offering cost was measured and recognized at the dates of transfer on May 22, 2026 and May 27, 2026.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

The fair value was derived from the Company’s publicly traded share price of $10.00, adjusted for (1) a discount for lack of marketability of 0.50%, (2) an estimated 12.00% probability of completing an initial Business Combination, and (3) a 15.00% discount for expected forfeiture of shares. The fair value measurement is classified as a Level 3 valuation and was performed as a one-time measurement upon the closing of the Initial Public Offering.

The offering cost is measured as the excess of the fair value of the Founder Shares transferred over the aggregate consideration received from the third-party investors. The offering cost of $1,158,975 was calculated as $1.01 per share for 1,147,500 shares and was charged against additional paid-in capital at the close of the Initial Public Offering, with a corresponding credit to additional paid-in capital reflecting the Sponsor’s deemed capital contribution.

Due from Sponsor

Due from Sponsor represents excess funds from the purchase of the Private Placement Units by the Sponsor that have not yet been deposited into the Company’s operating account and overpayment of the promissory note. These funds will be available to the Company for general working capital purposes. On June 4, 2026, the Company’s Due from Sponsor balance was $894,103. On June 8, 2026, $867,669 was repaid by the Sponsor from the Due from Sponsor balance. The remaining balance of $26,434 is expected to be paid on June 23, 2026.

Promissory Note - Related Party

On December 19, 2025, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Promissory Note”). This loan is non-interest bearing and payable on the earlier of June 30, 2026 or the date on which the Company consummates an initial public offering of its securities. On June 4, 2026, the Company paid the entire outstanding balance under the Promissory Note, and as such as of June 4, 2026, the Company had $0 outstanding under the Promissory Note.

Administrative Support Agreement

The Sponsor has agreed, commencing from the date of the Initial Public Offering through the earlier of the Company’s consummation of a Business Combination and its liquidation, to make available to the Company certain general and administrative services, including office space and administrative services, as the Company may require from time to time. The Company has agreed to pay to the Sponsor up to $5,000 per month for these services during the Completion Period.

Working Capital Loans

In order to finance transaction costs in connection with an intended Business Combination, the Company’s initial shareholders, officers, directors or their affiliates may, but are not obligated to, loan us funds on a non- interest bearing basis as may be required. If the Company completes a Business Combination they would repay such loaned amounts. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from their trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into working capital units at a price of $10.00 per unit at the option of the lender. Such working capital units would be identical to the Private Placement Units sold in the private placement. Except as set forth above, the terms of such loans have not been determined and no written agreements exist with respect to such loans. The Company does not expect to seek loans from parties other than their initial shareholders, officers, directors or their affiliates as they do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in their trust account, but if they do, they will request such lender to provide a waiver against any and all rights to seek access to funds in their trust account. There are no such outstanding related party loans as of June 4, 2026.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

NOTE 7. COMMITMENTS AND CONTINGENCIES

Registration and Shareholder Rights Agreement

The holders of the Founder Shares, EBC shares, Private Placement Units, working capital units (if any) and the Company’s underlying securities are entitled to registration rights pursuant to a Registration Rights Agreement dated June 2, 2026, which was signed prior to or on the effective date of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that they register such securities for resale. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to their completion of the Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

Pursuant to the underwriting agreement, the Sponsor and the executive officers and directors have agreed that, for a period of 180 days from June 3, 2026, they will not, without the prior written consent of the representatives, offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any units, rights, ordinary shares or any other securities convertible into, or exercisable or exchangeable for, any units, ordinary shares, Founder Shares or rights, subject to certain exceptions. The representatives in their discretion may release any of the securities subject to these lock-up agreements at any time without notice, other than in the case of the officers and directors, which shall be with notice. The Sponsor, officers and directors are also subject to separate transfer restrictions on their Founder Shares and Private Placement Units pursuant to the letter agreement described herein.

The Company granted the Underwriters a 45-day option to purchase up to 1,875,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting commissions. The Underwriters were entitled to an underwriting discount of $0.20 per Unit, or $2,500,000 in the aggregate (or $2,875,000 in the aggregate if the Underwriter’s over-allotment option is exercised in full).

On June 2, 2026, the Company engaged the Underwriters as an advisor in connection with the Company’s Business Combination. The services to be provided by the Underwriters will include assisting the Company in holding meetings with shareholders to discuss the potential Business Combination and the target business’s attributes, introducing the Company to potential investors that may be interested in purchasing its securities, assisting the Company in obtaining shareholder approval for the Business Combination and assisting the Company with its press releases and certain public filings in connection with the Business Combination. The Company will pay EBC a cash fee for such services upon the closing of a successful Business Combination in an amount equal to 3.5% of the gross proceeds of the initial public offering. One percentage point (out of this 3.5%) will be payable pro-rata based on the amount remaining in the Trust Account following the Business Combination plus any capital raised up until the close of a successful Business Combination, in relation to the amount following the closing of the over-allotment option.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

NOTE 8. SHAREHOLDERS’ EQUITY

Preference shares — The Company is authorized to issue 5,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of June 4, 2026, there were no preference shares issued or outstanding.

Ordinary shares — The Company is authorized to issue 500,000,000 ordinary shares with a par value of $0.0001 per share. Holders of the Company’s ordinary shares are entitled to one vote for each share. As of June 4, 2026, there were 18,079,167 ordinary shares issued and outstanding, including 5,066,667 Founder Shares issued to the Sponsor and EBC of which an aggregate of up to 660,870 shares are subject to forfeiture to the Company by the Sponsor and EBC for no consideration to the extent that the underwriters’ over-allotment option is not exercised in full or in part, 512,500 Private Placement Units issued to the Sponsor, EBC and third party investors, and 12,500,000 ordinary shares subject to possible redemption and classified as temporary equity. On June 8, 2026, the Underwriter partially exercised its over-allotment option for an additional 1,837,500 Units. As a result, 647,653 Founder Shares are no longer subject to forfeiture.

Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Unless specified in the Company’s amended and restated memorandum and articles of association, or as required by applicable provisions of the Companies Act or applicable stock exchange rules, the affirmative vote of a majority of the Company’s issued and outstanding ordinary shares that are voted is required to approve any such matter voted on by the Company’s shareholders. Approval of certain actions, will require a special resolution under Cayman Islands law and pursuant to the Company’s amended and restated memorandum and articles of association, such actions include amending the Company’s amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. There is no cumulative voting with respect to the election of directors. The holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The Company’s shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

In the case that additional ordinary shares or equity-linked securities are issued or deemed issued in connection with the Business Combination, the number of ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, on an as-converted basis, approximately 25% of the total number of ordinary shares outstanding after such conversion (not including the ordinary shares underlying the Private Placement Units), including the total number of ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the Business Combination, excluding any ordinary shares or equity-linked securities or rights exercisable for or convertible into ordinary shares issued, or to be issued, to any seller in the Business Combination and any Private Placement Units issued to the Sponsor, officers or directors upon conversion of working capital units, provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.

Rights — Except in cases where the Company is not the surviving company in a business combination, each holder of a right will automatically receive one-tenth (1/10) of one ordinary share upon consummation of the initial Business Combination. The Company will not issue fractional shares in connection with an exchange of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of Cayman law. In the event the Company is not the surviving company upon completion of the initial Business Combination, each holder of a right will be required to affirmatively convert his, her or its rights in order to receive the one-tenth (1/10) of one ordinary share underlying each right upon consummation of the Business Combination. If the Company is unable to complete the initial Business Combination within the required time period and the Company will redeem the public shares for the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights and the rights will expire worthless.

AMPERCAP ACQUISITION COMPANY

NOTES TO FINANCIAL STATEMENT

June 4, 2026

NOTE 9. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects Management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1: Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2: Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3: Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

The over-allotment option was accounted for as a liability in accordance with ASC 815-40 and was presented within liabilities on the balance sheet. The over-allotment liability is measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of over-allotment liability. The fair value of the over-allotment option is 97,500, or $0.05 per option unit.

The Company used a Black-Scholes model to value the over-allotment option. The over-allotment option liability was classified within Level 3 of the fair value hierarchy at the measurement date due to the use of unobservable inputs inherent in pricing models are assumptions related to expected share-price volatility, expected life and risk-free interest rate. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the option. The risk-free interest rate is based on the U.S. Constant Maturity Treasury rates on the grant date for a maturity similar to the expected remaining life of the option. The expected life of the option is assumed to be equivalent to their remaining contractual term.

June 4, 2026
Underlying stock price	$9.97
Exercise price	$10.00
Volatility	3.20%
Time to expiration (years)	0.12
Risk-free rate	3.71%

The fair value of the Public and Private Placement Rights issued in the Initial Public Offering is approximately $1,440,000, or approximately $0.11 per Public and Private Placement Right. The fair value of the Public and Private Placement Rights were determined using a Monte Carlo simulation model. The Public and Private Placement Rights issued in the Initial Public Offering have been classified within shareholders’ deficit and will not require remeasurement after issuance.

The following table presents the quantitative information regarding market assumptions used in the Level 3 valuation of the Public and Private Placement Rights issued in the Initial Public Offering:

June 4, 2026
Implied Ordinary share price	$9.86
Volatility	4.00%
Expected term to de-SPAC (years)	1.75
Probability of de-SPAC and instrument-specific market adjustment	11.00%
Risk-free rate	4.07%

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based on this review, other than discussed below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

Subsequent to the Initial Public Offering, the Underwriter partially exercised the over-allotment option for the purchase of an additional 1,837,500 Units at a price of $10.00 per Unit. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share, and one right. Each Right entitles the holder thereof to receive one-tenth (1/10) of one ordinary share. The underwriters were entitled to a cash underwriting discount of 2% of the gross proceeds of the units offered in the Initial Public Offering, which is $367,500. In conjunction with the Underwriter’s partial exercise of the over-allotment option, the Sponsor purchased an additional 34,913 Private Placement Units for $349,130 and EBC purchased an additional 20,212 Private Placement Units for $202,120. As the over-allotment option was only partially exercised, 13,217 Founder Shares were forfeited by the Sponsor and EBC for no consideration, effective June 8, 2026. On June 8, 2026, an amount of $18,558,750 from the partial exercise of the over-allotment option and additional Private Placement Units was deposited into the Trust Account.